                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                  333-125593-02             54-2169477
(State or Other Jurisdiction      (Commission               54-2169478
      Incorporation)              File Number)              54-2169479
                                                            54-2169480
                                                            54-6658774
                                                         (I.R.S. Employer
                                                       Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

     On August 11, 2005, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Company, as depositor, Prudential Asset Resources, Inc., as a master servicer, and Wells Fargo Bank, National Association, as a master servicer (the
"Master Servicers"), CWCapital Asset Management LLC, as special servicer (the
"Special Servicer"), LaSalle Bank National Association, as trustee of the Trust
(the "Trustee"), ABN AMRO Bank N.V., as a fiscal agent (the "Fiscal Agent"), and
Wells Fargo Bank, National Association, as paying agent (the "Paying Agent") and certificate registrar, providing for the Company's Commercial Mortgage
Pass-Through Certificate, Series 2005 HQ6. The Pooling and Servicing Agreement
is annexed hereto as Exhibit 99.1.

     The Exhibit hereto amends the Pooling and Servicing Agreement that was filed as Exhibit 99.1 by the Company with the Commission under the Current
Report on Form 8-K bearing a Date of Report of August 19, 2005, by correcting certain typographical errors thereto. The Exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as Exhibit 99.1 by the Company with the Commission under the Current Report on
Form 8-K bearing a Date of Report of August 19, 2005.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired
               Not applicable.

          (b)  Pro Forma Financial Information
               Not applicable.

          (c)  Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Company, the Master Servicers, the Special
               Servicer, the Trustee, the Fiscal Agent, and the Paying Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 1, 2005

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Warren Friend
     -------------------------------
     Name: Warren Friend
     Title:  Executive Director